UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities

Exchange Act of 1934

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[ ] Confidential, for use of the Commission only (as permitted by Rule 14c-5(d)(2)).

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DEUTSCHE GLOBAL/INTERNATIONAL FUND, INC.

(Name of Registrant as Specified in Its Charter)

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Deutsche

Asset Management

Deutsche European Equity Fund

February 23, 2016

Dear Shareholder,

The enclosed document is purely for informational purposes. You are not being asked to vote or take action on any matter. Effective December 1, 2015, Deutsche Asset & Wealth Management International GmbH (“DeAWMI”), an indirect wholly-owned subsidiary of Deutsche Bank AG was appointed to serve as sub-advisor to your Fund pursuant to a sub-advisory agreement between Deutsche Investment Management Americas Inc. (“DIMA”) and DeAWMI (the “New Sub-Advisory Agreement”). While shareholder approval of the New Sub-Advisory Agreement is not required, the enclosed document is intended to provide you with detailed information about DeAWMI and the New Sub-Advisory Agreement and about the reasons for the Board’s approval of the New Sub-Advisory Agreement.

Under the New Sub-Advisory Agreement, DeAWMI, together with DIMA, provides management services to Deutsche European Equity Fund (the “Fund”), a series of Deutsche Global/International Fund, Inc. The management fees paid by the Fund will not change as a result of the new sub-advisory relationship.

If you have questions about the New Sub-Advisory Agreement, please feel free to call us at 800-728-3337. Thank you for your continued support of Deutsche Asset Management.

Deutsche European Equity Fund, a series of Deutsche Global/International Fund, Inc.

345 Park Avenue, New York, New York 10154

INFORMATION STATEMENT

This Information Statement is being provided to the shareholders of Deutsche European Equity Fund, a series of Deutsche Global/International Fund, Inc. (the “Fund”).

NO SHAREHOLDER VOTE WILL BE TAKEN WITH RESPECT TO THE MATTER DESCRIBED IN THIS INFORMATION STATEMENT. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE NOT REQUESTED TO SEND US A PROXY.

This Information Statement is provided in lieu of a proxy statement, pursuant to the terms of an exemptive order granted to the Fund and Deutsche Investment Management Americas Inc. (the “Advisor” or “DIMA”) by the U.S. Securities and Exchange Commission (“SEC”) on August 20, 2012 (the “Exemptive Order”). The Exemptive Order permits the Advisor, subject to Board approval, to select unaffiliated and affiliated sub-advisors to manage all or a portion of the assets of the Fund and to materially amend sub-advisory agreements with unaffiliated and affiliated sub-advisors, each without obtaining shareholder approval. Under the conditions of the Exemptive Order, shareholders of the Fund must be provided with relevant information about a new sub-advisor within ninety (90) days after the hiring of the new sub-advisor.

Effective December 1, 2015, Deutsche Asset & Wealth Management International GmbH, an affiliate of DIMA and an indirect wholly-owned subsidiary of Deutsche Bank, AG (“DeAWMI” or the “Sub-Advisor”) was appointed to serve as a sub-advisor to the Fund pursuant to a sub-advisory agreement between DIMA and DeAWMI (the “New Sub-Advisory Agreement”).

This Information Statement is being supplied pursuant to the conditions of the Exemptive Order to provide shareholders with relevant information about DeAWMI. A Notice of Internet Availability of the Information Statement is being mailed on or about February 24, 2016 to the Fund’s shareholders of record as of January 20, 2016. The number of shares issued and outstanding for each class of the Fund as of January 20, 2016 is set forth in Exhibit H to this Information Statement. On matters submitted for shareholder vote, each shareholder is entitled to one vote per full share held and fractional votes for fractional shares held. However, as noted above, you are not requested to send us a proxy in connection with this Information Statement.

In this Information Statement, the word “fund” sometimes is used to mean an investment company or series thereof in general, and not the Fund listed above. In addition, for simplicity, actions may be described in this Information Statement as being taken by the Fund, which is a series of Deutsche Global/International Fund, Inc., a Maryland corporation (the “Corporation”), although all actions actually are taken by the Corporation on behalf of the Fund. The term “Board,” as used herein, refers to the board of directors of the Corporation. The term “Board Member,” as used herein, refers to a person who serves as a director of the Corporation. The term “Independent Board Member” means a Board Member who is not an interested person of the Fund as defined by the Investment Company Act of 1940, as amended (the “1940 Act”).

The Information Statement will be available at https://www.dws-investments.com/EN/resources/for-investors.jsp and will remain available until at least May 25, 2016.

BACKGROUND

General. At a meeting held on November 11, 2015, the Fund’s Board, all the members of which are Independent Board Members, approved the appointment of DeAWMI as a sub-advisor to the Fund and the terms of the New Sub-Advisory Agreement, to become effective on or about December 1, 2015. The Sub-Advisor was appointed in order to accommodate a re-organization of Deutsche Bank affiliates. Previously, the Fund’s portfolio management team members were deemed employees of both DeAWMI and of DIMA’s Frankfurt branch. As part of a restructuring undertaken for legal and tax reasons, DIMA’s Frankfurt branch was closed and most of the portfolio management team members remained employees of DeAWMI. One of the portfolio managers relocated to New York and continues to provide portfolio management services as an employee of DIMA. The roles of the portfolio management team members have not changed. However, in order to maintain the Fund’s current portfolio management team after the internal reorganization, with certain members of the portfolio management team being employees of DeAWMI, DeAWMI was appointed as a sub-advisor to the Fund.

The form of the New Sub-Advisory Agreement is attached hereto as Exhibit A. A description of the New Sub-Advisory Agreement is set forth below and is qualified in its entirety by reference to Exhibit A.

Under the New Sub-Advisory Agreement, DIMA has retained DeAWMI to provide investment advisory services in connection with the management of the Fund. Information about the portfolio managers responsible for the portfolio management of the Fund is provided in Exhibit B.

Implementation of the New Sub-Advisory Agreement did not affect the management fee rate paid by the Fund to DIMA. Under the New Sub-Advisory Agreement, DIMA is responsible for paying DeAWMI a sub-advisory fee out of the management fee received by DIMA. Further information about the advisory and sub-advisory fee rates payable, and amounts paid, is set forth in Exhibit D.

The New Sub-Advisory Agreement for the Fund, as approved by the Board, will continue in effect until September 30, 2017, and will continue from year to year thereafter, subject to annual approval by the affirmative vote of (i) a majority of the Board's Independent Board Members at a meeting called for the purpose of voting on such approval, and (ii) a majority of the Fund’s Board or the holders of a majority of the outstanding voting securities of the Fund.

A discussion of the Board’s considerations of the Fund’s investment sub-advisory arrangement is provided below. (See “Board Consideration of the New Sub-Advisory Agreement,” below.)

Description of the New Sub-Advisory Agreement. Effective December 1, 2015, DeAWMI serves as a sub-advisor to the Fund under the New Sub-Advisory Agreement. Under the New Sub-Advisory Agreement, DeAWMI, working in coordination and cooperation with DIMA, manages the securities and other assets of the Fund, including the purchase, retention and disposition of assets in accordance with the Fund’s investment objective, policies and restrictions as stated in the Fund’s prospectus and statement of additional information. DIMA is responsible for supervising and overseeing the performance of the Sub-Advisor’s duties under the New Sub-Advisory Agreement.

The sub-advisory fees payable under the New Sub-Advisory Agreement are paid by DIMA, not the Fund. Under the New Sub-Advisory Agreement, DeAWMI is paid by DIMA at a negotiated rate with respect to the Fund.

The New Sub-Advisory Agreement provides that DeAWMI shall not be liable for any loss sustained by the Fund due to any error of judgment or a mistake of law by DeAWMI. However, DeAWMI would still be subject to liability for (a) causing the Fund to be in violation of any federal or state law, rule or regulation, or an investment policy or restriction set forth in the Fund’s prospectus, or any written guidelines, policies or instructions provided in writing by the Corporation’s Board or DIMA or (b) the Sub-Advisor’s willful misfeasance, bad faith or gross negligence in the performance of its duties or reckless disregard of its obligations and duties under the New Sub-Advisory Agreement.

The New Sub-Advisory Agreement may be terminated without penalty with respect to the Fund (a) by the Board, or by vote of a majority of the outstanding voting shares of the Fund, on sixty (60) days’ written notice to DIMA and DeAWMI, (b) by DIMA on sixty (60) days’ written notice to DeAWMI, or (c) by DeAWMI upon ninety (90) days’ written notice to DIMA. DeAWMI may, without penalty, terminate the Agreement upon prior written notice if DeAWMI determines in its sole discretion that the services provided by DeAWMI under the Agreement would cause DeAWMI to register with or obtain any regulatory or official approvals or licenses, other than registration under the Investment Advisers Act of 1940, as amended, which, in the opinion of DeAWMI may be unreasonably detrimental to DeAWMI. The New Sub-Advisory Agreement will automatically terminate in the event of its assignment or in the event of the termination of the investment management agreement between the Corporation and DIMA on behalf of the Fund (the “Investment Management Agreement”). In addition, DIMA may terminate the New Sub-Advisory Agreement upon immediate notice if DeAWMI becomes statutorily disqualified from performing its duties under the New Sub-Advisory Agreement or otherwise is legally prohibited from operating as an investment advisor.

Board Consideration of the New Sub-Advisory Agreement. The Board, all the members of which are Independent Board Members, approved the New Sub-Advisory Agreement at an in-person meeting in November, 2015.

In determining to approve the New Sub-Advisory Agreement, the Board reviewed the capabilities of DeAWMI and the terms of the New Sub-Advisory Agreement, including the sub-advisory fee schedule. The Board considered that the New Sub-Advisory Agreement would allow the same portfolio management team to continue to provide services to the Fund after an internal reorganization of Deutsche Bank affiliates. The Board considered the initial performance of the Fund, which commenced operations on November 11, 2014. The Board also considered that the appointment of DeAWMI was not expected to impact the Fund’s expenses, and that pursuant to the New Sub-Advisory Agreement, DeAWMI would be paid for its services by DIMA from its fees as investment advisor to the Fund. The Board noted DIMA’s representation that its profitability in connection with the management of the Fund would not change under the new sub-advisory arrangement.

Given that DeAWMI is an affiliate of DIMA, the Board additionally took into account the factors that it considered as part of the process that it followed in initially approving the Fund’s investment management agreement with DIMA in September 2014. These considerations are attached as Exhibit G.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the approval of the New Sub-Advisory Agreement was in the best interests of the Fund. In making this determination the Board did not give particular weight to any single factor. It is possible that individual Board Members may have weighed these factors differently in reaching their individual decisions to approve the New Sub-Advisory Agreement.

Information about Deutsche Asset & Wealth Management International GmbH (“DeAWMI”). DeAWMI, located at Mainzer Landstrasse 11-17, 60329 Frankfurt am Main, Germany, provides advisory services to a variety of types of clients, including affiliated investment companies. DeAWMI is registered as an investment advisor with the SEC and with the Federal Financial Supervisory Authority in Germany. As of March 31, 2015, DeAWMI had over $100 billion of assets under management. DeAWMI is a wholly owned subsidiary of DB Capital Markets (Deutschland) GmbH (“DBCM”), Taunusanlage 12, Frankfurt am Main, Germany 60325. DBCM is a wholly-owned subsidiary of Deutsche Bank AG, Taunusanlage 12, Frankfurt am Main, Germany 60325.

The principal occupations of each director and principal executive officer of DeAWMI are set forth in the table below. The principal business address of each director and principal executive officer, as it relates to his or her duties at DeAWMI is Mainzer Landstrasse 11-17, 60329 Frankfurt am Main, Germany. No Board Members or officers of the Fund are employees, officers, directors or shareholders of DeAWMI.

Name Position with DeAWMI Principal Occupation

Giovanni Petruzzelli	Chief Compliance Officer	Director, Deutsche Asset Management; Head of Deutsche Asset Management Compliance - Germany
Georg Schuh	Board Member	Managing Director, Deutsche Asset Management; Global Chief Strategist and Member of the Management Board of Deutsche Asset & Wealth Management International GmbH
Michael Fuss	Board Member

Managing Director, Deutsche Asset Management; Global Head of Key Account Management, Global Client Group and Member of the Deutsche Asset Management Global Client Group Extended Executive Committee and Board Member of Deutsche Asset & Wealth Management International GmbH

Stephan Scholl	Board Member	Managing Director, Deutsche Asset Management; Head of Platform Management, and Member of the Management Board of Deutsche Asset & Wealth Management International GmbH
Steffen Leipold	Board Member

Managing Director, Deutsche Asset Management; Co-Head of Wholesale EMEA, Co-Head of Asset Management Distribution for Germany, and Member of the Deutsche Asset Management Global Client Group Extended Executive Committee and Board member of Deutsche Asset & Wealth Management International GmbH

DeAWMI does not currently serve as sub-advisor to other U.S. registered investment companies that have similar investment objectives and strategies.

Investment Advisor. Pursuant to the Investment Management Agreement, DIMA, with headquarters at 345 Park Avenue, New York, New York 10154, is the investment advisor for the Fund. The Investment

Management Agreement between DIMA and the Corporation, on behalf of the Fund, was last approved by the Board, including a majority of the Independent Board Members, on September 5, 2014. The Investment Management Agreement between DIMA and the Corporation was last approved by the sole initial shareholder of the Fund on November 3, 2014.

Under the supervision of the Board, DIMA is responsible for making investment decisions, buying and selling securities for the Fund, and conducting research that leads to these purchase and sale decisions. DIMA also is responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges. The Investment Management Agreement permits DIMA to delegate any of its duties to a sub-advisor, subject to a majority vote of the Board, including a majority of the Independent Board Members, and, if required by applicable law, subject to a majority vote of the Fund’s shareholders.

The name, address and principal occupation of each principal executive officer and each director of DIMA is set forth below. Unless otherwise noted, the address of each such person is c/o Deutsche Investment Management Americas Inc., 345 Park Avenue, New York, New York 10154.

Name	Position	Principal Occupation
Joseph Sarbinowski	Director, President and Chief Executive Officer	Managing Director, Global Head of Institutional Cash Sales and Client Management, Deutsche Asset Management; Chief Executive Officer of DIMA
Brian Costello	Director and Chief Operating Officer	Director, Deutsche Asset Management; Chief Operating Officer of DIMA
Cynthia Nestle	Director	Managing Director and Chief Administrative Officer, Deutsche Asset Management; Chief Operating Officer, Deutsche Asset Management Americas
Christine Rosner	Director	Managing Director, Deutsche Asset Management
Bernard Abdo	Executive Vice President	Managing Director, Deutsche Asset Management; Head of Alternatives & Fund Solutions, Deutsche Asset Management Americas
Nancy Tanzil	Chief Financial Officer and Treasurer	Director, Deutsche Asset Management
John Millette[1]	Secretary and Chief Legal Officer	Director, Deutsche Asset Management
Robert A. Kloby	Chief Compliance Officer	Managing Director, Deutsche Asset Management; Chief Compliance Officer for Deutsche Funds
Anjie LaRocca	Assistant Secretary	Vice President, Deutsche Asset Management

1 Address: One Beacon Street, Boston, MA 02108.

DIMA is a wholly owned subsidiary of Deutsche Bank Americas Holding Corp. (“DBAHC”), 60 Wall Street, New York, NY 10005. DBAHC is a wholly owned subsidiary of DB USA Corporation, 60 Wall Street, New York, NY 10005, which in turn is a wholly owned subsidiary of Deutsche Bank AG, Taunusanlage 12, Frankfurt am Main, Germany 60325. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Exhibit C sets forth the positions held by the officers of the Fund with DIMA or its affiliates.

Exhibit E sets forth information about the Fund’s relationship with DIMA and certain affiliates of DIMA, including information regarding fees paid to “Affiliated Brokers.”

No officer or Board Member of the Fund is a director, officer or employee of DeAWMI. No officer or Board Member of the Fund has any material direct or indirect interest in DeAWMI.

The Investment Management Agreement provides that DIMA shall not be liable for any error of judgment or of law, or for any loss suffered by the Fund in connection with the matters to which the agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of DIMA in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the agreement.

The Investment Management Agreement continues in effect from year to year so long as its continuation is approved at least annually by a majority of the Board and a majority of the Independent Board Members. The Investment Management Agreement may be terminated at any time upon 60 days’ notice by either party, or by a majority vote of the outstanding voting securities of the Fund, and will terminate automatically upon assignment.

Information regarding the management fee rates payable, and aggregate amounts paid by the Fund under the Investment Management Agreement is set forth in Exhibit D. Exhibit D was calculated based on the Fund’s most recent fiscal year.

DIMA also serves as the administrator for the Fund pursuant to an Administrative Services Agreement. Pursuant to the Administrative Services Agreement, DIMA provides administrative services to the Fund including, among others, providing the Fund with personnel, preparing and making required filings on behalf of the Fund, maintaining books and records for the Fund, and monitoring the valuation of the Fund’s securities. These services will continue to be provided by DIMA. Information regarding the administrative services fees payable, and aggregate amounts paid by the Fund under the Administrative Services Agreement is set forth in Exhibit F. Exhibit F was calculated based on the Fund’s most recent fiscal year.

ADDITIONAL INFORMATION

Share Ownership. Exhibit I to this Information Statement sets forth information as of January 20, 2016 regarding the ownership of the Fund’s shares by the only persons known by the Fund to own more than 5% of the outstanding shares of a class of the Fund. Collectively, the Board Members and executive officers of the Fund own less than 1% of each class of the Fund’s outstanding shares. The number of shares beneficially owned is determined under rules of the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose.

Principal Underwriter. The principal underwriter for the Fund is DeAWM Distributors, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606.

Contact for further information. For further information concerning the New Sub-Advisory Agreement, please contact the Fund at 800-728-3337.

The most recent Annual Report of the Fund, containing audited financial statements for the most recent fiscal year, and the most recent Semiannual Report of the Fund (each, a “Report”), previously have been furnished to the Fund’s shareholders. An additional copy of each Report will be furnished without charge upon request by writing to the Fund at 345 Park Avenue, New York, New York 10154 or by calling 1-800-728-3337. Reports are also available on the Deutsche Funds website at deutschefunds.com or at the website of the SEC at sec.gov.

In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact your financial advisor or call 1-800-728-3337 or write to the Fund at 345 Park Avenue, New York, New York 10154.

EXHIBIT A

FORM OF SUB-ADVISORY AGREEMENT

AGREEMENT made this first day of December, 2015, between DEUTSCHE INVESTMENT MANAGEMENT AMERICAS INC. (the “Adviser”) and DEUTSCHE ASSET & WEALTH MANAGEMENT INTERNATIONAL GMBH (the “Sub-Adviser”).

WHEREAS, Deutsche European Equity Fund (the “Fund”), is a series of Deutsche Global/International Fund, Inc., a Maryland corporation (the “Corporation”), which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, the Adviser has entered into an Investment Management Agreement dated as of June 1, 2006 and revised as of October 1, 2007, June 23, 2008, October 1, 2008, December 1, 2008, October 1, 2013, October 1, 2014 and October 1, 2015, respectively, with the Corporation and made effective with respect to the Fund on November 3, 2014 (such agreement and any successor agreement thereto, the “Advisory Agreement”), pursuant to which the Adviser acts as investment manager to the Fund and provides certain investment advisory and other services with respect to the Fund; and

WHEREAS, the Adviser, with the approval of the Corporation’s Board of Directors, including a majority of the Directors who are not “interested persons,” as defined in the 1940 Act, desires to retain the Sub-Adviser to provide investment advisory services in connection with the management of the Fund, and the Sub-Adviser is willing to render such investment advisory services. The Sub-Adviser has classified the Adviser as professional client in the meaning of the provisions of the Securities Trading Act (Wertpapierhandelsgesetz – “WpHG”).

NOW, THEREFORE, the parties hereto agree as follows:

1.	Duties of the Sub-Adviser. Subject to supervision and oversight by the Adviser and the Fund’s Board of Directors, the Sub-Adviser shall manage all of the securities and other assets of the Fund entrusted to it by the Adviser hereunder (the “Assets”), including the purchase, retention and disposition of the Assets, in accordance with the Fund’s investment objective, policies and restrictions as stated in the Fund’s prospectus, statement of additional information, as currently in effect and as amended or supplemented from time to time (referred to collectively as the “Prospectus”), and subject to the following:
(a)	The Sub-Adviser will perform its obligations under this agreement in accordance with such policies and procedures as the Parties may agree from time to time.
(b)	In the performance of its duties and obligations under this Agreement, the Sub-Adviser shall act in conformity with the Corporation’s constituent documents and the Prospectus (the “Operating Documents” and attached hereto as Appendix B) which have been put into effect in conformity by and with the instructions and directions of the Adviser and of the Board of Directors of the Corporation and will conform to and comply with the requirements of the 1940 Act, the Internal Revenue Code of 1986, as amended (the “Code”), and all other applicable federal and state laws and regulations, as each is amended from time to time; provided however, that the Sub-Adviser shall be under no obligation to comply with any amendment and/or supplement to the Prospectus until such time as the Sub-Adviser has been notified of and has agreed to any and all such amendment and/or supplement and to the extent that such amendment and/or supplement relates to the services provided by the Sub-Adviser under this Agreement. The Adviser shall inform the Sub-Adviser of any changes to the 1940 Act or other applicable federal and state laws having effect on the services provided by the Sub-Adviser under this Agreement.

(c)	The Sub-Adviser shall determine the Assets to be purchased or sold by the Fund and will place orders with or through only those brokers or dealers that appear on a list of brokers and dealers approved by the Adviser and made available to the Sub-Adviser from time to time. The Sub-Adviser will carry out the policy with respect to brokerage set forth in the Fund’s registration statement and the Prospectus or as the Board of Directors or the Adviser may direct from time to time, in conformity with federal securities laws. In executing portfolio transactions and selecting brokers or dealers, the Sub-Adviser will use its best efforts to obtain on behalf of the Fund best execution. In evaluating best execution for any transaction, the Sub-Adviser shall consider all factors that it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In evaluating best execution, and in selecting the broker-dealer to execute a particular transaction, subject to any instructions and directions of the Adviser or the Board of Directors, the Sub-Adviser may also consider the brokerage and research services provided (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934). Provided the Sub-Adviser is acting in accordance with any such instructions and directions of the Adviser or the Board of Directors, the Sub-Adviser is authorized to pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, the Sub-Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer -- viewed in terms of that particular transaction or in terms of the overall responsibilities of the Sub-Adviser to the Fund. In no instance, however, will the Fund’s Assets be purchased from or sold to the Adviser, the Sub-Adviser, any other sub-adviser of the Fund or other registered investment companies (or series or portions thereof) that may be deemed to be under common control, the Fund’s principal underwriter, or any affiliated person of either the Fund, the Adviser, the Sub-Adviser or any other sub-adviser of the Fund or other registered investment companies (or series or portions thereof) that may be deemed to be under common control, or the Fund’s principal underwriter, acting as principal in the transaction, except to the extent permitted by the Securities and Exchange Commission (“SEC”) and the 1940 Act and approved by (or pursuant to procedures of) the Adviser and the Board of Directors. The Adviser or its affiliates may, from time to time, engage other sub-advisers to advise the Fund (or portions thereof), other series of the Corporation (or portions thereof) or other registered investment companies (or series or portions thereof) that may be deemed to be under common control (each a “Sub-Advised Fund”). The Sub-Adviser agrees that it will not consult with any other sub-adviser engaged by the Adviser or its affiliates with respect to transactions in securities or other assets concerning the Fund or another Sub-Advised Fund, except to the extent permitted by the certain exemptive rules under the 1940 Act that permit certain transactions with a sub-adviser or its affiliates.

The Sub-Adviser shall not be responsible for executing portfolio transactions for the Fund involving North- or South-American securities, which will continue to be executed by the Adviser.

To the extent permitted by the Securities Exchange Act of 1934, the 1940 Act and the rules adopted thereunder and the Fund’s policies and procedures, the Sub-Adviser may receive non-monetary benefits from brokers and third parties in connection with trading transactions. It will use those benefits in respect of investment decisions in the Fund´s interest. Those benefits comprise for example research and financial analyses and may be prepared by brokers or third persons. The Sub-Adviser shall disclose further details on request of the Adviser or the Fund. On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interests of the Fund as well as other clients of the Sub-Adviser, the Sub-Adviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of securities so sold or purchased, as well as the expenses incurred in the transaction, will be made by the Sub-Adviser in the manner the Sub-Adviser considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients. The Adviser acknowledges that each individual aggregated transaction may work to the advantage or disadvantage of the Fund.

The Adviser consents that the best execution principles may provide for an execution of orders outside regulated markets and multilateral trading facilities.

The Sub-Adviser may, but shall be under no obligation to, buy securities for the Fund at the same time it is selling such securities for another client account and may sell securities for the Fund at the time it is buying such securities for another client account. In such cases, subject to applicable legal and regulatory requirements, and in compliance with such procedures of the Fund as may be in effect from time to time, the Sub-Adviser may effectuate cross transactions between the Fund and such other account if it deems this to be advantageous to both of the accounts involved.

Notwithstanding the foregoing, the Sub-Adviser agrees that the Adviser shall have the right by written notice to identify securities that may not be purchased on behalf of the Fund.

(d)	The Sub-Adviser shall keep the Adviser informed of developments materially affecting the Fund. The Sub-Adviser shall provide to the Adviser or the Board of Directors such information as provided for in Appendix A to this Agreement.

The Sub-Adviser shall keep and maintain the books and records relating to the Assets required to be kept and maintained by the Sub-Adviser under this Agreement. The Adviser shall inform the Sub-Adviser in a timely manner about such information relating to the Sub-Adviser’s services under this Agreement needed by the Adviser or the Fund under law applicable to the Adviser or the Fund. The Sub-Adviser shall also furnish to the Adviser, upon written request by the Adviser, any other reasonable information relating to the Assets that is required to be filed by the Adviser or the Fund with the SEC or sent to shareholders under the 1933 Act or 1940 Act (including the rules adopted thereunder) or any exemptive or other relief that the Adviser or the Fund obtains from the SEC. The Sub-Adviser agrees that it will provide copies of such records it maintains pursuant to this Agreement upon the Fund’s request; provided, however, that the Sub-Adviser may also retain a copy of such records. The Sub-Adviser agrees to permit the Adviser, the Fund’s officers and the Fund’s independent registered public accounting firm to inspect and audit such records pertaining to the Fund at reasonable times during regular business hours upon due written notice. In addition, for the duration of this Agreement, the Sub-Adviser shall preserve for the periods prescribed by Rule 31a-2 under the 1940 Act, and Rule 204-2 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), any such records as are required to be maintained by it pursuant to this Agreement, and shall transfer said records to any successor sub-adviser and to the Adviser upon the termination of this Agreement at the Fund’s request provided, however, that the Sub-Adviser may also retain a copy of such records. The Sub-Adviser shall maintain and enforce adequate security procedures with respect to all materials, records, documents and data relating to any of its responsibilities under this Agreement including all means for the effecting of securities transactions.

(e)	The Sub-Adviser will make its officers and employees available to meet with the officers of the Adviser and the Corporation’s officers and Directors on due notice to review the investments and investment program of the Fund in the light of current and prospective economic and market conditions. In addition, the Sub-Adviser shall, as reasonably requested by the Adviser, for itself and on behalf of the Fund, furnish to the Adviser from time to time whatever information the Adviser reasonably believes appropriate for this purpose. From time to time as the Adviser for itself and on behalf of the Fund may reasonably request, the Sub-Adviser will furnish to the Adviser, at the Sub-Adviser’s expense, reports on portfolio transactions and reports on issuers of securities held by the Fund, all in such detail as the Fund or the Adviser may reasonably request. In addition, the Sub-Adviser shall provide advice and assistance to the Adviser as to the determination of the value of securities held or to be acquired by the Fund for valuation purposes in accordance with the process described in the Fund’s Prospectus and valuation procedures. The Sub-Adviser will make its officers and employees available to meet with the officers of the Adviser and the Corporation’s officers and Directors and provide such information as the Board of Directors and the Adviser reasonably believe appropriate for purposes of the Board’s consideration of this Agreement and any continuations thereof, including information about the profitability to the Sub-Adviser of providing advisory services hereunder.
(f)	The Sub-Adviser shall provide the Fund’s custodian and the Fund’s Accountant with each business day’s information relating to all matched transactions concerning the Fund’s Assets, including the name of the issuer, the description and amount or number of shares of the security purchased or sold, the market price, commission and gross or net price, trade date, settlement date and identity of the effecting broker or dealer, and such other information as may be reasonably required. The Sub-Adviser shall additionally provide the Fund’s Accountant with a trade log with the above information of all matched and unmatched transactions. The Sub-Adviser shall also provide the Adviser with such information upon written request of the Adviser. The Adviser is required to notify and inform the compliance department of the Sub-Adviser in advance of any reports and documents which are necessary to comply with the legal requirements of the Fund. The Sub-Adviser shall provide such sub-certifications as officers of the Adviser or the Corporation may reasonably request in connection with the filings of Form N-CSR or Form N-Q (or any similar form) by the Fund.
The parties to this Agreement agree that the Fund has made arrangements for the safekeeping of any of the Fund’s assets (and the Fund’s documents of title) with such custodian as chosen by the Adviser from time to time with notice to the Sub-Adviser of the same. The Sub-Adviser shall not hold any asset of the Fund (or the Fund’s documents of title, if any) on behalf of the Fund or the Adviser.
(g)	In the performance of its duties hereunder, the Sub-Adviser is and shall be an independent contractor and, as expressly provided herein, the Sub-Adviser is authorized to act on behalf of, and represent, the Fund. Except as otherwise expressly provided herein or authorized in writing by the Adviser, the Sub-Adviser shall have no further authority to act for or represent the Fund or the Corporation in any way or otherwise be deemed to be an agent of the Fund, the Corporation or the Adviser. If any occasion should arise in which the Sub-Adviser gives any advice to its clients concerning the shares of the Fund, the Sub-Adviser will act solely as investment counsel for such clients and not in any way on behalf of the Fund. The Sub-Adviser’s services to the Fund pursuant to this Agreement are not to be deemed to be exclusive, and it is understood that the Sub-Adviser may render investment advice, management and other services to other investment companies and clients. The Sub-Adviser may provide advice and take certain actions with respect to clients other than the Fund or for the Sub-Adviser’s own accounts that may differ from the advice or the timing or nature of actions taken with respect to the

Fund. Furthermore, the Sub-Adviser shall have no obligation to recommend the purchase or sale of any asset on behalf of the Fund that the Sub-Adviser or an affiliate may purchase or sell for its own account or for the account of any clients of the Sub-Adviser.

(h)	Subject to the following, the Sub-Adviser shall take corporate action elections with respect to securities held by the Fund.

For the avoidance of doubt, the Sub-Adviser shall not be responsible for exercising any voting rights relating to any of the Assets of the Fund. The Sub-Adviser shall not provide any advice or act on behalf of the Fund or the Adviser in any class action proceedings involving assets held by the Fund or Assets of issuers of securities held by the Fund.

(i)	To the extent that the Adviser has retained any portfolio management and trade execution duties set forth herein on behalf of the Fund, the Sub-Adviser agrees to coordinate and cooperate with the Adviser in the performance of its duties in accordance with such policies and procedures as the parties may agree from time to time. To the extent that any duties of the Sub-Adviser set forth in section 1 are performed by the Adviser, the Sub-Adviser will be deemed to have satisfied such duties hereunder. In the event of a potential conflict or disagreement, the parties agree to work together to remedy such situation.

The Sub-Adviser shall also provide other trade related services for the Assets in accordance with such policies and procedures as the Parties may agree from time to time.

2.	Duties of the Adviser. The Adviser shall continue to have responsibility for all services to be provided to the Fund pursuant to the Advisory Agreement and shall supervise and oversee the Sub-Adviser’s performance of its duties under this Agreement; provided, however, that in connection with its management of the Assets, nothing herein shall be construed to relieve the Sub-Adviser of responsibility for compliance with the Operating Documents set forth in Appendix B, the instruction and directions of the Board of Directors of the Corporation, the requirements of the 1940 Act, the Code, and all other applicable federal and state laws and regulations, as each is amended from time to time.
3.	Delivery of Documents.

(a) The Adviser has furnished the Sub-Adviser with copies properly certified or authenticated of each of the following documents:

(i)	The Corporation’s Articles of Amendment and Restatement, as in effect on the date of this Agreement and as amended from time to time (herein called the “Articles”);
(ii)	By-Laws of the Corporation; and
(iii)	Prospectus of the Fund.
(b)	The Sub-Adviser has furnished the Adviser with copies properly certified or authenticated of each of the following documents:
(i)	The Sub-Adviser’s most recent audited financial statements;
(ii)	An organizational chart showing public companies and registered broker-dealers affiliated with the Sub-Adviser;
(iii)	The Sub-Adviser’s Form ADV; and

(iv)	The Sub-Adviser’s Code of Ethics adopted pursuant to Rule 17j-1 under the 1940 Act.
4.	Certain Representations and Warranties of the Sub-Adviser.
(a)	The Sub-Adviser represents and warrants that it is a duly registered investment adviser under the Advisers Act and that the Sub-Adviser will maintain all registrations and licenses necessary to conduct and maintain the Sub-Adviser’s business. The Sub-Adviser covenants to maintain such registration, license and approval in effect during the term of this Agreement, provided however, that the Sub-Adviser shall not be required to provide any service or engage in any activity herewith which the Sub-Adviser determines in its sole discretion could require the Sub-Adviser to obtain any approval or license other than the license referred to above or which would otherwise cause the Sub-Adviser to violate any applicable law, regulation or government policy.
(b)	The Sub-Adviser represents that it has read and understands the Prospectus and warrants that in investing the Assets it will use all reasonable efforts to adhere to the Fund’s investment objective, policies and restrictions contained therein.
(c)	The Sub-Adviser represents that it will provide the Fund with any amendments to its Code of Ethics and any certifications required by Rule 17j-1 under the 1940 Act. The Sub-Adviser represents that it has policies and procedures regarding the detection and prevention and the misuse of material, nonpublic information by the Sub-Adviser and its employees as required by the Insider Trading and Securities Fraud Enforcement Act of 1988.
(d)	The Sub-Adviser represents and warrants that it will maintain written policies and procedures that are reasonably designed to prevent violation of Federal Securities Laws as defined in Rule 38a-1 under the 1940 Act and that are otherwise in compliance with Rule 206(4)-7 under the Advisers Act. The Sub-Adviser agrees to provide the Fund and the Adviser, from time to time, with copies of such policies and procedures, summaries thereof and certifications with respect thereto. The Sub-Adviser agrees to cooperate with the Corporation’s Chief Compliance Officer in providing information to fulfill the requirements of Rule 38a-1 under the 1940 Act as interpreted by the SEC or the Board of Directors.
5.	Compliance.
(a)	The Sub-Adviser agrees that it shall promptly notify the Adviser and the Fund: (i) in the event that the SEC or any other regulatory authority has censured its activities, functions or operations; suspended or revoked its registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions; (ii) of the occurrence of any event that could disqualify the Sub-Adviser from serving as an investment adviser pursuant to Section 9 of the 1940 Act; (iii) in the event that there is a change in the Sub-Adviser, financial or otherwise, that would in the reasonable opinion of the Sub-Adviser materially and adversely affect its ability to perform services under this Agreement; or (iv) upon having a reasonable basis for believing that, as a result of the Sub-Adviser’s investing the Assets, the Fund’s investment portfolio has ceased to adhere to the Fund’s investment objective, policies or restrictions as stated in the Prospectus or is otherwise in violation of applicable law; provided, however, that the Sub-Adviser shall be bound by the terms of this Section 5(a) upon actually becoming aware of the occurrence of any of the events contemplated in this Section 5(a) and only in the event that such action by the Sub-Adviser is not prohibited by applicable law or regulation, court or regulatory or other official body with competent jurisdiction.

(b)	The Sub-Adviser shall, unless prohibited by any applicable law or regulation, court or regulatory body or other official body with competent jurisdiction, forward as soon as reasonably practicable, upon receipt of a notice in writing, to the Adviser copies of any material correspondence from the SEC or other regulatory authority with competent jurisdiction that relates to the Fund or the Adviser generally, including SEC inspection reports, if any.
(c)	The Fund and the Adviser shall be given access to such records or other documents of the Sub-Adviser at reasonable times solely as is necessary for the purpose of monitoring compliance with the terms of this Agreement and the rules and regulations applicable to the Sub-Adviser relating to its providing investment advisory services to the Fund, provided however, that the Sub-Adviser shall have no obligation to furnish the Fund or the Adviser with records relating to trading by employees of the Sub-Adviser for their own accounts and on behalf of other clients. The Sub-Adviser agrees to cooperate with the Fund and the Adviser and their representatives in connection with requests for such records or other documents.
(d)	The Sub-Adviser is required by law to comply with all applicable local laws, regulations and policies, relating to the prevention of money laundering, terrorist financing and related financial crimes. Pursuant to the before mentioned rules and regulations the Sub-Adviser is inter alia obliged
(i)	to identify the Adviser and its ultimate beneficial owner,
(ii)	to detect politically exposed persons,
(iii)	to establish the source of wealth and
(iv)	to comply with international embargo regulations.

The Adviser shall notify the Sub-Adviser without undue delay and unrequested of any changes in regard to its above mentioned personal data, company name, domicile, the legal representatives, source of wealth, beneficial ownership or control structure which occur during the business relationship. The Adviser shall supply the Sub-Adviser with any necessary documentation and information in order to establish and prove the submitted details.

(e)	The Sub-Adviser takes reasonable precautions in dealing with potential and actual conflicts of interest. The Sub-Adviser has drawn up principles to handle conflicts of interest which are available in its current version on the Sub-Adviser's website www.institutional.deutscheawm.com.
(f)	The Sub-Adviser may execute transactions for other clients that may include assets in which the Sub-Adviser will invest in connection with the management of the Fund. The Sub-Adviser may render financial services for other clients who have similar or different investment objectives like those of the Fund. Investment strategies used for the management of the Fund or for other clients might conflict with strategies used or recommended by other companies of Deutsche Bank Group and might affect the prices and the availability of assets in which the Sub-Adviser invests in connection with the management of the Fund.
6.	Compensation to the Sub-Adviser. For the services to be provided by the Sub-Adviser pursuant to this Agreement, the Adviser will pay the Sub-Adviser, and the Sub-Adviser agrees to accept, a sub-advisory fee at the rate set forth in Appendix C, which is attached hereto and made part of the Agreement, based on the advisory fee, less any fees waived and/or reimbursed by the Adviser or its affiliates and any revenue sharing payments made by the Adviser or any of its affiliates to unaffiliated third parties. The fee will be computed daily and will be paid to the Sub-Adviser quarterly.

The Adviser acknowledges that in specific cases the Sub-Adviser may make payments to third parties that render non-investment advisory services to the Sub-Adviser with regard to the management of the Fund to the extent permitted under the 1940 Act and the rules adopted thereunder (e.g. for consulting with or servicing the Adviser, solicitation activities with regard to the portfolio management mandate). The Sub-Adviser may make such payments as reimbursement of the third party’s costs or dependent on the amount of fees received for the management of the Fund. The fees payable by the Adviser shall not be increased by such payments of the Sub-Adviser to third parties. The Sub-Adviser shall disclose further details in accordance with applicable legal provisions on request of the Adviser.

7.	Expenses. The Sub-Adviser shall bear all of its separate expenses (such as its general overhead expenses including the rent of offices, compensation and benefits of the administrative staff of the Sub-Adviser, maintenance of its books and records and its fixed expenses, telephones and general purpose office equipment) (excluding brokerage costs, custodian fees, fees of independent registered public accounting firms or other expenses of the Fund to be borne by the Fund) in connection with the performance of its services under this Agreement. The Fund will bear certain other expenses to be incurred in its operation and shall not be borne by the Sub-Adviser. Such expenses include, but are not limited to, investment management fees, fees for necessary professional and brokerage services to the Fund; costs relating to local administration of securities; fees for any pricing service; the costs of the Fund’s regulatory compliance (other than costs primarily relating to the Adviser’s or Sub-Adviser’s regulatory compliance); and pro rata costs associated with maintaining the Fund’s legal existence and shareholder relations. All other Fund operating expenses not specifically assumed by the Sub-Adviser hereunder or by the Adviser are borne by the Fund.
8.	Standard of Care and Liability of Sub-Adviser. The Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except that nothing herein contained will be construed to protect the Sub-Adviser against any liability to the Adviser, the Fund or its shareholders by reason of: (a) the Sub-Adviser’s causing the Fund to be in violation of any applicable federal or state law, rule or regulation or any investment policy or restriction set forth in the Prospectus or any written guidelines, policies or instruction provided in writing by the Corporation’s Board of Directors or the Adviser or (b) the Sub-Adviser’s willful misfeasance, bad faith or gross negligence in the performance of its duties hereunder or its reckless disregard of its obligations and duties under this Agreement.
9.	Insurance. The Sub-Adviser shall maintain for the duration hereof, with an insurer acceptable to the Adviser, a blanket bond and professional liability or errors and omissions insurance in an amount or amounts deemed by the Sub-Adviser in its sole discretion to be sufficient to meet its obligations to its clients, including the Fund.

10.	Duration and Termination.
(a)	This Agreement shall become effective with respect to the Fund on December 1, 2015, and shall remain in full force until September 30, 2017 and from year to year thereafter, but only as long as such continuance is specifically approved at least annually and in the manner required by the 1940 Act. The requirement that continuance of this Agreement be “specifically approved at least annually” shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder and any applicable SEC exemptive order therefrom.

(b)                 This Agreement shall automatically terminate in the event of its assignment or in the event of the termination of the Advisory Agreement. In addition, the Adviser has the right to terminate this Agreement upon immediate notice if the Sub-Adviser becomes statutorily disqualified from performing its duties under this Agreement or otherwise is legally prohibited from operating as an investment adviser.

(c)	If a party breaches this Agreement in any material respect which is not cured within sixty (60) days of the other party giving it written notice of such breach, the other party may effect termination of this Agreement on written notice to the defaulting party.
(d)	This Agreement may be terminated at any time, without the payment by the Fund of any penalty, by the Board of Directors of the Fund, or by vote of a majority of the outstanding voting securities of the Fund, or by the Adviser. The Fund may effect termination of this Agreement by action of the Board of Directors of the Fund or by vote of a majority of the outstanding voting securities of the Fund on sixty (60) days’ written notice to the Adviser and the Sub-Adviser. The Adviser may effect termination of this Agreement on sixty (60) days’ written notice to the Sub-Adviser.
(e)	The Sub-Adviser may at any time, without payment of any penalty, terminate this Agreement upon ninety (90) days’ written notice to the Adviser. The Sub-Adviser may without payment of any penalty terminate this Agreement upon immediate written notice, if the Sub-Adviser determines in its sole discretion that the services provided by the Sub-Adviser under this Agreement would cause the Sub-Adviser to register with or obtain any regulatory or official approvals or licenses other than licenses as provided for in Section 4(a) sentence 1 of this Agreement, which in the opinion of the Sub-Adviser may be unreasonably detrimental to the Sub-Adviser.
(f)	Termination of this Agreement shall not affect the right of the Sub-Adviser to receive payments on any unpaid balance of the compensation described in Section 6 earned prior to such termination.
11.	Confidentiality.
(a)	Each party agrees that it shall hold in strict confidence all data and information obtained from another party hereto or the Fund (unless such information is or becomes readily ascertainable from public or published information or trade sources other than through a breach of this Confidentiality Clause) other than to its affiliates and any other party performing functions for the Fund and shall ensure that its officers, employees and authorized representatives do not disclose such information to others without the prior written consent of the party from whom it was obtained, unless such disclosure is required by a court with competent jurisdiction, the SEC, other regulatory or official body with applicable jurisdiction, or the Fund’s independent registered public accounting firm, or in the opinion of its counsel, applicable law, and then only with as much prior written notice to the other party as is practicable under the circumstances.
(b)	The Adviser, on behalf of the Fund, has legitimate business reasons to disclose to the Sub-Adviser certain non-public portfolio holdings information of the Fund (“Holdings Information”) from time to time. The Sub-Adviser agrees that it:
(i)	Will use the Holdings Information exclusively for purposes of providing services pursuant to this Agreement that may benefit the Fund. This includes the Sub-Adviser´s independent auditors and any external legal counsel, entities and persons of whom the Sub-Adviser avails itself in accordance with this Agreement for the purpose of performing its obligations hereunder. In particular, the Sub-Adviser shall be authorized to provide to brokers and counterparties any information required in order to establish and maintain a business relationship;

(ii)	Will not engage in any fraudulent, competitive or improper behavior based on the Holdings Information that may disadvantage the Fund, including disclosing, trading or making investment recommendations based on the Holdings Information to or for any party other than the Fund as provided in this Agreement;
(iii)	Will treat the Holdings Information as confidential and will not disclose such information to any party other than as required to perform the services under this Agreement. This clause shall not apply to the extent that: (1) the Holdings Information is publicly known, (2) the Holdings Information is or becomes legally known to the Sub-Adviser other than through disclosure by the Fund, the Adviser, an affiliated person of the Fund or the Adviser or by another party bound by an obligation of confidentiality to the Fund, or (3) the disclosure is required by law or requested by any regulatory authority or required by statute, rule, regulation, subpoena, regulatory examination request or court order, provided, however, that unless prohibited by law or regulatory requirements the Sub-Adviser will not make any such disclosure without first notifying the Adviser and the Fund and allowing the Adviser or the Fund a reasonable opportunity to seek injunctive relief (or a protective order) with respect to the obligation to make such disclosure; and
(iv)	Will notify the Adviser if the Sub-Adviser has any knowledge of the Holdings Information having been misused, including in violation of this Agreement.
(v)	The Adviser agrees that the Sub-Adviser is authorized to record any telephone conversation held with the Sub-Adviser’s fund management team. The Sub-Adviser shall have the right to record and store any such telephone conversations for a limited period of time. The Adviser shall inform its employees, officers and directors and the Fund’s employees, officers and directors regarding the Sub-Adviser’s recording policies and shall obtain such persons’ consent with respect to any such recordings.
12.	Governing Law. This Agreement shall be governed by the laws of the State of Maryland, without regard to conflict of law principles; provided, however, that nothing herein shall be construed as being inconsistent with the 1940 Act.
13.	Severability. Should any part of this Agreement be held invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors.
14.	Notice. Any notice, advice or report to be given pursuant to this Agreement shall be in writing and mailed or delivered to the address(es) listed below or to such other address(es) or to such other individual(s) as shall be specified by the respective party from time to time; provided, that all such deliveries by mail or otherwise shall be conclusive upon receipt.

To the Adviser:

Brian Costello

Chief Operating Officer

Deutsche Investment Management Americas Inc.

28th Floor.

60 Wall Street

New York, NY 10005-2836

Telephone: (212) 250-9508

E-mail: brian.costello@db.com

and with a copy (which shall not constitute notice) to:

John Millette

Deutsche Investment Management Americas Inc.

One Beacon Street

Boston, MA 02108

To the Sub-Adviser:

Deutsche Asset & Wealth Management International GmbH

Mainzer Landstraβe 11-17

60329 Frankfurt am Main,

Germany

Attention: Stephan Scholl

Telephone: +49(69)910-13550

E-mail: stephan.scholl@db.com

15. Questions of Interpretation. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States Courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the SEC issued pursuant to the 1940 Act. Specifically, the terms “vote of a majority of the outstanding voting securities,” “interested person,” “control,” “assignment” and “affiliated person,” as used in this Agreement, shall have the meanings assigned to them by Section 2(a) of the 1940 Act. In addition, where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is modified or interpreted by any applicable order or orders of the SEC or any rules or regulations adopted by, or interpretative releases of, the SEC thereunder, such provision shall be deemed to incorporate the effect of such order, rule, regulation or interpretative release.

16.	Entire Agreement. This Agreement states the entire agreement of the parties hereto, and is intended to be the complete and exclusive statement of the terms hereof. It may not be added to or changed orally, and may not be modified or rescinded, except by a writing signed by the parties hereto and in accordance with the 1940 Act or pursuant to applicable orders or interpretations of the SEC.
17.	Miscellaneous. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute only one instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers designated below as of the day and year first written above.

DEUTSCHE INVESTMENT MANAGEMENT AMERICAS INC.	DEUTSCHE ASSET & WEALTH MANAGEMENT INTERNATIONAL GMBH
By: _________________________________	By: _________________________________
Name:	Name:
Title:	Title:

DEUTSCHE INVESTMENT MANAGEMENT AMERICAS INC.	DEUTSCHE ASSET & WEALTH MANAGEMENT INTERNATIONAL GMBH
By: _________________________________	By: _________________________________
Name:	Name:
Title:	Title:

Appendix A

to the

Sub-Advisory Agreement

between

DEUTSCHE INVESTMENT MANAGEMENT AMERICAS INC.

and

DEUTSCHE ASSET & WEALTH MANAGEMENT INTERNATIONAL GMBH

Pursuant to Section 1(c) of the Agreement the Sub-Adviser shall furnish to the Adviser such periodic and special reports, balance sheets or financial information, and such other information with regard to its affairs as the Adviser or Board of Directors may reasonably request as follows:

1.	Quarterly Compliance Certifications and Reports
2.	Code of Ethics Reports
3.	Code of Ethics Certifications
4.	Soft Dollar Commission Reports
5.	Rule 17e-1 Certifications (Broker/Adviser), as applicable
6.	Compliance Program Assessments and Certifications under Rule 38a-1/206(4)-7
7.	Compliance Due Diligence Questionnaires
8.	Policies, Procedures and Summaries

Appendix B

Operating Documents

1.	Prospectus
2.	Statement of Additional Information
3.	Articles
4.	By-laws and any pertinent amendments thereto

Appendix C

to the

Sub-Advisory Agreement

between

DEUTSCHE INVESTMENT MANAGEMENT AMERICAS INC.

and

DEUTSCHE ASSET & WEALTH MANAGEMENT INTERNATIONAL GMBH

Fee Rate

Fund	Sub-Advisory Fee Rate
Deutsche European Equity Fund	50% of the advisory fee after the effective waivers and revenue sharing payments

The Sub-Adviser’s remuneration for the services to be provided by it under this Agreement will be calculated as following:

(i) The fee is accrued monthly and settled quarterly and is calculated as the average of the individual Fund's monthly assets based on the Fund’s daily net assets as recorded in the accounting system of the Adviser, multiplied by the applicable yearly net management fee rate or net advisory fee rate for the Fund and multiplied by the percentage stated in the above table, divided by the number of days in a year (365 or 366). The net rate is the gross rate less any waivers connected with the Fund.

(ii) If the delegation did not exist for the full month the fee will be prorated to reflect the number of days that the Fund existed in that month.

(iii) In case that the delegation did not exist in the month prior to the date of delegation (e.g., the launch month) the Fund’s average total net asset value of the delegation launch month (i.e., the month in which the start date of the delegation falls) shall be used instead of that of the previous month, and such calculation will be made the month after the launch month.

(iv) The fee is paid by the Adviser to the Sub-Adviser within 30 business days after the Adviser has received the gross management fee or gross advisory fee from the Fund, and the Sub-Adviser has provided a reconciled valid tax invoice. Payments will be made in EUR.

(v) Unless otherwise agreed between the parties, all costs and expenses incurred by the Sub-Adviser in providing the services shall be borne by the Sub-Adviser.

(vi) The applicable percentage rate for the Fund is specified in the table above.

EXHIBIT B

Portfolio Managers

Deutsche European Equity Fund

Britta Weidenbach, CFA, Managing Director. Lead Portfolio Manager of the Fund. Began managing the Fund in 2014.

•         Head of European Large Cap Equities: Frankfurt.

•         Joined Deutsche Asset Management in 1999.

•         Master’s Degree in Economics (Diplom-Volkswirtin), University of Konstanz.

Mark Schumann, CFA, Director. Portfolio Manager of the Fund. Began managing the Fund in 2014.

•         Portfolio Manager – European Large Cap Equity: New York.

•         Joined Deutsche Asset Management in 2003.

•         Master’s Degree in Finance, University of St. Gallen (HSG), Switzerland.

Gerd Kirsten, CFA, Managing Director. Portfolio Manager of the Fund. Began managing the Fund in 2014.

•         Senior Portfolio Manager – European Equities: Frankfurt.

•         Joined Deutsche Asset Management in 2009.

•         Diplom-Kaufmann in Banking, Technical University of Berlin; MBA, Columbia University.

Christian Reuter, CEFA, Vice President. Portfolio Manager of the Fund. Began managing the Fund in 2014.

•         Portfolio Manager – European Equities: Frankfurt.

•         Joined Deutsche Asset Management in 1999.

•         Master’s Degree in Economics and Business Administration, University of Augsburg; Certified European Financial Analyst (CEFA).

EXHIBIT C

Fund Officers

Name, Year of Birth, Position with the Corporation and Length of Time Served(1)	Business Experience and Directorships During the Past 5 Years
Brian E. Binder(3) (1972) President and Chief Executive Officer, 2013- present	Managing Director(2) and Head of Fund Administration, Deutsche Asset Management (2013-present); formerly: Head of Business Management and Consulting at Invesco, Ltd. (2010-2012)
Paul H. Schubert(4) (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present	Managing Director(2), Deutsche Asset Management (since 2004); Chairman, Director and President, DeAWM Trust Company (since 2013): formerly: Director, DeAWM Trust Company (2004-2013)
John Millette(5) (1962) Vice President and Secretary, 1999-present	Director(2), Deutsche Asset Management; Chief Legal Officer and Secretary, Deutsche Investment Management Americas Inc. (since 2015); Director and Vice President, DeAWM Trust Company (since 2016)
Caroline Pearson(5) (1962) Chief Legal Officer, 2010 – present	Managing Director(2), Deutsche Asset Management; Secretary, DeAWM Distributors, Inc.; Secretary, DeAWM Service Company
Melinda Morrow(4) (1970) Vice President, 2012 – present	Director(2), Deutsche Asset Management
Hepsen Uzcan(4) (1974) Assistant Secretary, 2013 – present	Director(2), Deutsche Asset Management

Paul Antosca(5) (1957) Assistant Treasurer, 2007-present	Director(2), Deutsche Asset Management
Jack Clark(5) (1967) Assistant Treasurer, 2007-present	Director(2), Deutsche Asset Management
Diane Kenneally(5) (1966) Assistant Treasurer, 2007-present	Director(2), Deutsche Asset Management

Robert Kloby(4) (1962) Chief Compliance Officer, 2006-present	Managing Director(2), Deutsche Asset Management

Wayne Salit(4) (1967) Anti-Money Laundering Compliance Officer, 2014 – present	Director(2), Deutsche Asset Management; formerly: Managing Director, AML Compliance Officer at BNY Mellon (2011-2014); Director, AML Compliance Officer at Deutsche Bank (2004-2011)

________________________________________

(1) The length of time served represents the year in which the officer was first elected in such capacity for one or more Deutsche Funds.

(2) Executive title, not a board directorship.

(3) Address: 222 South Riverside Plaza, Chicago, Illinois 60606.

(4) Address: 60 Wall Street, New York, New York 10005.

(5) Address: One Beacon Street, Boston, Massachusetts 02108.

EXHIBIT D

Management Fee

For all services provided under the Investment Management Agreement, the Fund pays DIMA a monthly investment management fee based on its average daily net assets, computed and accrued daily and payable monthly, at the annual rates set forth below. In addition, the following sets forth the aggregate amount of the investment management fee paid to DIMA during the Fund’s most recently completed fiscal year.

Fund and Fiscal Year End	Investment Management Fee Rate	Aggregate Amount of Investment Management Fee	Amount of Investment Management Fee Waived
Deutsche European Equity Fund, fiscal year ended August 31, 2015	0.80% of average daily net assets	$ 111,041	$ 111,041

As of December 1, 2015, the Fund has a sub-advisory agreement with DeAWMI. For all services provided under the sub-advisory agreement, DIMA pays DeAWMI a monthly fee based on a percentage of the advisory fee less any fee waivers or revenue sharing payments. The following sets forth the annual sub-advisory fee rate and the amount of sub-advisory fees paid by DIMA during the Fund’s most recently completed fiscal year.

Fund and Fiscal Year End	Sub-Advisory Fee Rate	Amount of Sub-Advisory Fees Paid to Sub-Advisor
Deutsche European Equity Fund, fiscal year ended August 31, 2015	50% of the advisory fee after the effective waivers and revenue sharing payments	$ 0[1]

1No sub-advisory fees were paid during the Fund’s most recent fiscal year ended August 31, 2015.

EXHIBIT E

Information Regarding the Fund’s Relationship with DIMA and Certain Affiliates

Deutsche European Equity Fund

No portfolio trading commissions were paid to Affiliated Brokers for the Fund’s most recently completed fiscal year ended August 31, 2015.

The following fees were paid by the Fund to DIMA and its affiliates during the most recently completed fiscal year ended August 31, 2015 for services provided to the Fund (other than under an investment advisory contract or for brokerage commissions). These services will continue to be provided.

Entity	Service	Fee Paid	Amount Waived
DIMA	Typesetting and Regulatory Filings	$ 14,298	$ 0
DeAWM Service Company	Transfer Agent	$ 2,369	$ 308
DeAWM Distributors, Inc.	Distributor	$ 14,433	$ 0

EXHIBIT F

Administrative Service Fee Payable to DIMA

For all services provided under the Administrative Services Agreement, the Fund pays DIMA an administrative service fee based on its average daily net assets computed and accrued daily and payable monthly, at an annual fee rate of 0.10%. The following sets forth the aggregate amount of the administrative service fee paid to DIMA during the Fund’s most recently completed fiscal year.

Fund and Fiscal Year End	Aggregate Amount of Administrative Service Fee	Amount of Administrative Service Fee Waived
Deutsche European Equity Fund, fiscal year ended August 31, 2015	$ 13,880	$ 9,035

EXHIBIT G

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Directors approved the Deutsche European Equity Fund’s (the “Fund”) investment management agreement (the “Agreement”) with Deutsche Investment Management Americas Inc. (“DIMA”) in September 2014.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

•	In September 2014, all of the Fund’s Directors were independent of DIMA and its affiliates.

•	The Directors regularly meet to discuss fund matters. The Directors met privately with counsel to discuss the Agreement and other matters relating to the Fund. The Directors were advised by a fee consultant retained by the Directors (the “Fee Consultant”) in the course of their review of the Agreement and considered a report prepared by the Fee Consultant in connection with their deliberations.

In determining to approve the Agreement, the Board considered factors that it believed relevant to the interests of the Fund. The Board noted that DIMA is part of Deutsche Bank AG (“DB”), a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services to be provided under the Agreement. The Board noted that, under the Agreement, DIMA will provide portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA will provide administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DIMA to attract and retain high-quality personnel, and the organizational depth and stability of DIMA. Because the Fund had not yet commenced operations, no information relating to the Fund’s past performance could be considered by the Board. The Board did, however, receive and consider information regarding DIMA and its affiliates’ experience and performance managing a similar fund offered primarily to European investors (the “Deutsche Europe Fund”). On the basis of this evaluation, the Board concluded that the nature, quality and extent of services are expected to be satisfactory.

Fees and Expenses. The Board considered the Fund’s proposed investment management fee schedule, estimated operating expenses and estimated total expense ratios, and comparative information provided by Lipper Inc. and DIMA. The Board noted that DIMA proposed to cap expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expenses) at 1.55%, 2.30%, 1.30% and 1.40% of average net assets of Class A, Class C, Institutional Class, and Class S shares, respectively, for a one-year period following the Fund’s commencement of operations. The Board also considered information regarding the fees and expenses of the Deutsche Europe Fund. The Board took note of the differences in services provided to Deutsche U.S. mutual funds as compared to the Deutsche Europe Fund and that such differences made comparison difficult. On the basis of the information provided, including the report provided by the Fee Consultant, the Board concluded that the proposed management fees were reasonable and appropriate in light of the nature, quality and extent of services to be provided by DIMA.

Profitability. Because the Fund had not yet commenced operations, no information regarding DIMA’s costs and profits from providing investment management services to the Fund could be considered by the Board.

Economies of Scale. Given the uncertainty regarding the Fund’s size and related operating costs, the Board deferred evaluation of the economies of scale to a future date. The Board observed that while the proposed investment management fee schedule does not include breakpoints, the Board would consider implementation of one or more breakpoints once the Fund reached an efficient operating size.

Other Benefits to DIMA and Its Affiliates. The Board considered the character and amount of other incidental benefits to be received by DIMA and its affiliates, including any fees to be received by DIMA for administrative services provided to the Fund and any fees to be received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft dollar allocations, including that DIMA may allocate brokerage to pay for research services generated by parties other than the executing broker-dealers. The Board also noted the incidental public relations benefits to DIMA related to Deutsche Funds advertising and cross-selling opportunities among DIMA products and services. The Board concluded that the proposed management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of DIMA's and the Fund’s chief compliance officer; (ii) the large number of DIMA compliance personnel; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined to approve the Agreement and concluded that the Agreement was in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. It is possible that individual Directors may have weighed these factors differently in reaching their individual decisions to approve the Agreement.

EXHIBIT H

Shares Outstanding as of January 20, 2016

Deutsche European Equity Fund

Class Shares Outstanding

Class A 3,362,346.84

Class C 942,659.27

Class INST 3,062,856.89 Class S 7,510,298.44

EXHIBIT I

5% SHAREHOLDERS

(as of January 20, 2016)

No person is known by the Fund to own more than 5% of the outstanding shares of any class of the Fund, except as specified below.

Deutsche European Equity Fund

Class	Name and Address of Investor	Shares	Percentage of Class
A	American Enterprise Investment Svc. FBO #xxxxxxxxx Minneapolis, MN 55402-2405	1,434,175.03	43%
A	National Financial Services LLC For Exclusive Benefit of our Customers Attn Mutual Funds Dept. – 4th Fl Jersey City, NJ 07310-2010	574,219.46	17.22%
A	LPL Financial A/C xxxxxxxxx San Diego, CA 92121-1968	382,288.21	11.46%
A	Pershing LLC Jersey City, NJ 07399-0001	321,099.49	9.63%
A	JP Morgan Clearing Corp Omnibus for the Exclusive Benefit of Customers Brooklyn, NY 11245-0001	198,827.11	5.96%
C	Morgan Stanley Smith Barney Harborside Financial Center Jersey City, NJ 07311	356,492.56	38.89%
C	American Enterprise Investment Svc. FBO #xxxxxxxxx Minneapolis, MN 55402-2405	118,846.01	12.96%
C	Pershing LLC Jersey City, NJ 07399-0001	107,348.01	11.71%
C	UBS WM USA Omni Account M/F Weehawken, NJ 07086-6761	93,572.27	10.21%
C	LPL Financial A/C xxxxxxxxx San Diego, CA 92121-1968	69,151.34	7.54%
C	National Financial Services LLC For Exclusive Benefit of our Customers Attn Mutual Funds Dept. Jersey City, NJ 07310-2010	62,687.44	6.84%
C	Raymond James Omnibus for Mutual Funds St. Petersburg, FL 33716-1100	46,445.46	5.07%

INST	LPL Financial A/C xxxxxxxxx San Diego, CA 92121-1968	1,014,076.63	33.11%
INST	National Financial Services LLC For Exclusive Benefit of our Customers Attn Mutual Funds Dept. Jersey City, NJ 07310-2010	725,787.48	23.70%
INST	State Street Bank & Trust Co. Cust. FBO Deutsche Multi-Asset Global Allocation Fund Boston, MA 02210-1641	564,998.76	18.45%
INST	State Street Bank & Trust Co. Cust. FBO Deutsche Multi-Asset Conservative Allocation Fund Boston, MA 02210-1641	381,497.75	12.46%
INST	State Street Bank & Trust Co. Cust. FBO Deutsche Multi-Asset Moderate Allocation Fund Boston, MA 02210-1641	299,961.02	9.79%
S	Morgan Stanley Smith Barney Harborside Financial Center Jersey City, NJ 07311	2,656,214.31	35.50%
S	LPL Financial A/C xxxxxxxxx San Diego, CA 92121-1968	1,907,727.35	25.50%
S	Charles Schwab & Co. Inc. Special Custody Acct for the Exclusive Benefit of Customers Attn Mutual Funds San Francisco, CA 94104-4151	800,054.93	10.69%
S	National Financial Services LLC For Exclusive Benefit of our Customers Attn Mutual Funds Dept. Jersey City, NJ 07310-2010	798,651.52	10.67%
S	UBS WM USA Omni Account M/F Weehawken, NJ 07086-6761	626,197.71	8.37%

DEUTSCHE EUROPEAN EQUITY FUND

a series of DEUTSCHE GLOBAL/INTERNATIONAL FUND, INC.

345 Park Avenue, New York, New York 10154

Telephone: 1-800-728-3337

IMPORTANT NOTICE OF INTERNET AVAILABILITY OF INFORMATION STATEMENT

This notice presents only an overview of the more complete Information Statement that is available to you on the internet relating to Deutsche European Equity Fund (the “Fund”), a series of Deutsche Global/International Fund, Inc. We encourage you to access and review all of the information contained in the Information Statement. The Information Statement is purely for informational purposes. You are not being asked to vote or take action on any matter.

The following information is available to be viewed: Information Statement dated February 23, 2016

The Information Statement provides details of the recent addition of a sub-advisor for the Fund. The Board of Directors of the Fund (the “Board”) approved a new sub-advisory agreement on behalf of the Fund between Deutsche Investment Management Americas Inc. (“DIMA”) and Deutsche Asset & Wealth Management International GmbH, an indirect wholly-owned subsidiary of Deutsche Bank AG (“DeAWMI”). DeAWMI assumed day-to-day management of assets of the Fund on December 1, 2015.

DIMA and the Fund have received an exemptive order (the “Exemptive Order”) from the U.S. Securities and Exchange Commission that permits DIMA, subject to Board approval, to select sub-advisors to manage all or a portion of the assets of the Fund and to materially amend sub-advisory agreements with sub-advisors, each without obtaining shareholder approval. Under conditions of the Exemptive Order, shareholders of the Fund must be provided with relevant information about the new sub-advisors within ninety (90) days of the hiring of a new sub-advisor. The Exemptive Order permits the mailing of this Notice advising you of the online availability of the Information Statement.

The Information Statement will be available to review and print at the following website until at least May 25, 2016: https://www.dws-investments.com/EN/resources/for-investors.jsp. A paper or e-mail copy of the Information Statement may be obtained, without charge, by contacting the Fund at 800-728-3337.

If you want to receive a paper or e-mail copy of the Information Statement, you must request one. There is no charge to you for requesting a copy.

In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of this Notice of Internet Availability of Information Statement to each household, unless we receive contrary instructions from any stockholder at the household. If paper copies of the Information Statement are requested, we will send only one Information Statement to stockholders who share an address. If you would like to receive additional copies of the Information Statement please contact your Fund at 800-728-3337 or by writing to the Fund at 345 Park Avenue, New York, NY 10154.

EE.IS-012016